SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 2, 2005
(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4988 Great America Parkway, Santa Clara, CA 95054

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:      (408) 235-5500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5

Item 7.01. Regulation FD Disclosure.

     On June 2, 2005, Terayon Communication Systems, Inc. today announced that its new CP 7600G Internet Protocol (IP)-enabled, digital-to-analog multichannel integrated edge decoder (MID) was among the top recipients in the Broadband Gear Report Diamond Technology Awards.

     On June 8, 2005, Terayon announced that it is demonstrating capabilities and products designed to increase Korean cable operators’ ability to maximize their transition to all-digital networks at the Korean Cable TV Association’s (KCTA) Exhibition and Conference, June 8-10, in booth B-7 at the International Convention Center Jeju.

     On June 13, 2005, Terayon announced that it is showcasing capabilities and products designed to increase cable operators’ revenue and network efficiency at the Society of Cable Telecommunications Engineers (SCTE) Cable-Tec Expo, June 15-17, in booth #1239 at the Henry B. Gonzalez Convention Center.

     On June 15, 2005, Terayon announced that it today launched a new family of embedded multimedia terminal adapters (eMTA) for cable system operators offering both voice and broadband data services.

     On June 16, 2005, Terayon announced that today Cogeco Cable, the second largest cable operator in both Ontario and Québec Canada, has deployed the Terayon DM 6400 Network CherryPicker® platform to power the deployment of all-digital programming. Leveraging the field-proven capabilities of Terayon’s CherryPicker digital video platform, Cogeco is delivering a broad range of new, compelling and high-quality standard definition (SD) and high definition (HD) digital video entertainment services to its customers.

ITEM 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1	Terayon CP 7600G Among Top Honorees In Cable Technology Awards Program

Exhibit 99.2	Terayon Demonstrates Advanced Digital Video Applications at Korean Cable Television Conference

Exhibit 99.3	Digital Video, Advanced IP Services Demonstrations On Tap at Terayon Booth at Cable-Tec Expo

Exhibit 99.4	Terayon Launches TJ 900 Family of eMTAs

Exhibit 99.5	Terayon Enables All-Digital Video Programming for Cogeco Cable

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.

By:	/s/ Mark Richman

Mark Richman
Chief Financial Officer

Date: June 20, 2005

INDEX TO EXHIBITS

NUMBER	DESCRIPTION
Exhibit 99.1	Terayon CP 7600G Among Top Honorees In Cable Technology Awards Program

Exhibit 99.2	Terayon Demonstrates Advanced Digital Video Applications at Korean Cable Television Conference

Exhibit 99.3	Digital Video, Advanced IP Services Demonstrations On Tap at Terayon Booth at Cable-Tec Expo

Exhibit 99.4	Terayon Launches TJ 900 Family of eMTAs

Exhibit 99.5	Terayon Enables All-Digital Video Programming for Cogeco Cable